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EXHIBIT 10 (b)

THIRD AMENDMENT TO CREDIT AGREEMENT

     THIRD AMENDMENT (this "Amendment"), dated as of November 21, 1996, among FTD Corporation ("Holdings"), Florists' Transworld Delivery, Inc. (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Banks"), and Bankers Trust Company, as Agent (in such capacity, the "Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                  WITNESSETH:

     WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of December 19, 1994 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to further amend the Credit Agreement as herein provided;

     NOW THEREFORE, it is agreed:

     1. Section 8.07 of the Credit Agreement is hereby amended by deleting the words "former FTD Members following their termination of Membership in the New Association" appearing in clause (iv) thereof and inserting the words "former or current FTD Members" in lieu thereof.

     2. Section 8.09 of the Credit Agreement is hereby amended by inserting the words ",leased and/or relocated" after the words "until a Specified Property is sold" appearing in the proviso of clause (d) thereof.

     3. Section 8.10 of the Credit Agreement is hereby amended by deleting the references to the amounts "$23,000,000", "$24,000,000", "$26,000,000" and
"$27,000,000" respectively set forth opposite the references to the dates "September 30, 1996", "December 31, 1996", "March 31, 1997" and "June 30, 1997"
appearing therein and inserting the amounts "$19,100,000", "$19,000,000", "$20,000,000" and "$21,000,000" respectively in lieu thereof.

     4. Section 8.11 of the Credit Agreement is hereby amended by deleting the references to the ratios "1.70:1:00", "1.80:1:00", "2.00:1:00" and "2.10:1:00"
respectively set forth opposite the references to the dates "September 30, 1996", "December 31, 1996", "March 31, 1997" and "June 30, 1997" appearing therein and inserting the ratios "1.56:1:00", "1.57:1:00", "1.69:1:00" and
"1.77:1:00" in lieu thereof.

     5. Section 8.13 of the Credit Agreement is hereby amended by deleting the references to the period "Fiscal year ending June 30, 1997" and the ratio "4.2:1.0" appearing opposite such period, each in the chart appearing therein and inserting the following periods and ratios in lieu thereof:

       "July 1, 1996 through and including September 30, 1996   4.2:1.00

       October 1, 1996 through and including December 31, 1996  4.25:1.00
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       January 1, 1997 through and including June 30, 1997      4.2:1.00"

     6. Section 8.14 Fixed Charge Coverage. The Borrower will not permit the Fixed Charge Coverage Ratio for any Test Period ending on a date set forth below to be less than the ratio set forth opposite such date:


     Date                                              Ratio
     ----                                             --------
     September 30, 1996                               .87:1.00

     December 31, 1996                                .80:1.00

     March 31, 1997                                   .84:1.00

     June 30, 1997                                    .88:1.00

     The last day of each fiscal quarter

     of the Borrower thereafter                      1.00:1.00"


     7. Section 8.15 of the Credit Agreement is hereby deleted in its entirety and the following new Section 8.15 is inserted in lieu thereof:

          "8.15 Minimum Consolidated Net Worth. The Borrower will not permit its Consolidated Net Worth at any time during a period set forth below to be less than the amount set forth opposite such period:


         Period                                             Amount

         July 1, 1996 through and including March 31, 1997  $22,000,000

         April 1, 1997 through and including June 30, 1997  $21,300,000

         Fiscal Year Ending June 30, 1998                   $23,000,000

         Fiscal Year Ending June 30, 1999                   $28,000,000

         Fiscal Year Ending June 30, 2000                   $35,000,000


     8. Notwithstanding anything to the contrary contained in Section 8.08(iv) of the Credit Agreement, so long as the conditions set forth in such Section are satisfied and either (x) Consolidated EBITDA for the Test Period ending on June 30, 1997 is greater than or equal to $23,400,000, the 199% (i.e., $600,000) of the management fee payable to the Providers in respect of the Borrower's fiscal year ending on June 30, 1997 shall be permitted to be made or (y) Consolidated EBITDA for the Test Period ending on June 30, 1997 is less than $23,400,000 but greater than or equal to $22,200,000, then no more than 50% (i.e., no more than $300,000) of the management fee payable to the Providers in respect of the Borrower's fiscal year ending on June 30, 1997 shall be permitted to be made.

     9. In order to induce the Banks to enter into this Amendment, each of Holdings and the

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Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Third Amendment Effective Date (as hereinafter defined), both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Third Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     10. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

     12. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

     13. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when (i) each of Holdings, the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Agent at its Notice Office and (ii) the Borrower shall have paid to the Agent for pro rata distribution to the Banks which have signed a counterpart of this Amendment on or prior to 5:00 p.m. (New York time) on November 22, 1996 an amendment fee equal to $116,793.

     14. From and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.


                                  *    *    *
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     IN WITNESS WHEREOF,  each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.



                                       FTD CORPORATION

                                       By /s/  Scott D. Levin
                                          -------------------------
                                          Title:  Vice President and Secretary


                                       FLORISTS' TRANSWORLD
                                        DELIVERY, INC.

                                       By /s/  Scott D. Levin
                                          -------------------------
                                        Title:  Vice President, General Counsel
                                                   and Secretary
                                       BANKERS TRUST COMPANY,
                                         Individually and as Agent

                                       By  /s/  Christopher Kinslow
                                          --------------------------
                                          Title:  Vice President


                                       MICHIGAN NATIONAL BANK

                                       By  /s/  Jeffrey W. Billig
                                          --------------------------
                                          Title:  Relationship Manager


                                       NBD BANK

                                       By  /s/  Gary C. Wilson
                                          --------------------------
                                          Title:  First Vice President


                                       COMERICA BANK

                                       By  /s/  Phyllis D. McCann
                                          --------------------------
                                          Title:  Vice President
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                                    HARRIS TRUST AND
                                       SAVINGS BANK

                                    By  /s/  Peter J. Dancy
                                        --------------------------
                                        Title:  Vice President

                                    THE FIRST NATIONAL BANK OF
                                       CHICAGO

                                    By  /s/  Gary C. Wilson
                                        --------------------------
                                        Title:  First Vice President

                                    IMPERIAL BANK

                                    By  /s/  Ray Vadalima
                                        --------------------------
                                        Title:  Senior Vice President

                                    CAISSE NATIONAL DE
                                      CREDIT AGRICOLE

                                    By  /s/  Dean Balice
                                        --------------------------
                                        Title:  Senior Vice President